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                                                                    EXHIBIT 23.6



                CONSENT OF TOMLINSON ZISKO MOROSOLI & MASER LLP



     We consent to the reference to our firm under the caption "Legal Matters" in the Prospectus which is a part of Amendment No. 1 to the Registration Statement on Form S-3 (File No. 333-52709) of NHancement Technologies Inc.



                                   /s/ Tomlinson Zisko Morosoli & Maser LLP
                                   ----------------------------------------

                                   Tomlinson Zisko Morosoli & Maser LLP



Palo Alto, California

May 29, 1998